Calculation of Filing Fee Tables
S-3
CMS ENERGY CORP
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	2	Equity	Preferred Stock of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	3	Equity	Depositary Shares of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	4	Debt	Senior Debt Securities of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	5	Debt	Senior Convertible Debt Securities of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	6	Debt	Subordinated Debt Securities of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	7	Other	Stock Purchase Contracts of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	8	Other	Stock Purchase Units of CMS Energy Corporation	457(r)				0.0001381
Fees to be Paid	9	Debt	Senior Notes of Consumers Energy Company	457(r)				0.0001381
Fees to be Paid	10	Debt	First Mortgage Bonds of Consumers Energy Company	457(r)				0.0001381
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities	11	Equity	Common Stock, $0.01 par value	415(a)(6)			$ 49,131,233,274.00			S-3	333-270060	02/27/2023	$ 72,665.30
			Total Offering Amounts:				$ 49,131,233,274.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee.

[2]	There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee.

[3]	1a. There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee. 1b. If CMS Energy Corporation elects to offer to the public fractional interests in shares of Preferred Stock registered hereunder, Depositary Shares, evidenced by depositary receipts issued under a deposit agreement, will be distributed to the investors purchasing such fractional interests, and the shares of Preferred Stock will be issued to the depositary under any such deposit agreement.

[4]	There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee.

[5]	There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee.

[6]	1a. There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee. 1b. Common Stock of CMS Energy Corporation may be issued upon conversion of any convertible Subordinated Debt Securities of CMS Energy Corporation.

[7]	1a. There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee. 1b. Stock Purchase Contracts may be issued separately or as Stock Purchase Units.

[8]	1a. There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee. 1b. Each Stock Purchase Unit consists of (a) a Stock Purchase Contract, under which the holder, upon settlement, will purchase an indeterminate number of shares of Common Stock of CMS Energy Corporation and (b) Senior Debt Securities, Subordinated Debt Securities, Preferred Stock or Depositary Shares of CMS Energy Corporation or debt obligations of third parties, including U.S. Treasury securities, or other securities registered hereunder, securing such holder's obligation to purchase such shares of Common Stock.

[9]	There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee.

[10]	There are being registered hereunder such presently indeterminate and unspecified number, principal amount or liquidation amount of (a) (i) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units that may be issued from time to time at indeterminate prices by CMS Energy Corporation and (ii) Senior Notes and First Mortgage Bonds that may be issued from time to time at indeterminate prices by Consumers Energy Company and (b) Common Stock, Preferred Stock, Depositary Shares, Senior Debt Securities, Senior Convertible Debt Securities, Subordinated Debt Securities (which may include convertible Subordinated Debt Securities), Stock Purchase Contracts and Stock Purchase Units of CMS Energy Corporation and Senior Notes and First Mortgage Bonds of Consumers Energy Company that may be issued upon exercise, settlement, exchange or conversion of securities offered hereunder. Separate consideration may or may not be received for securities that are issuable upon exercise, settlement, exchange or conversion of other securities or that are issued in units. Securities registered hereunder may be sold separately, together or as units with other securities registered hereunder and may include hybrid securities consisting of a combination of features of any of the securities listed in the table. In reliance on and in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act") the registrants are deferring payment of all of the registration fee.

[11]	CMS Energy Corporation previously registered the offer and sale of shares of Common Stock of CMS Energy Corporation having an aggregate offering price of up to $1,000,000,000 by means of a prospectus supplement filed pursuant to Rule 424(b)(5) under the Securities Act on December 7, 2023 (the "2023 ATM Prospectus Supplement"), pursuant to CMS Energy Corporation's registration statement on Form S-3ASR (File No. 333-270060) filed with the Securities and Exchange Commission ("SEC") on February 27, 2023 (the "2023 Registration Statement"). In connection with the filing of the 2023 ATM Prospectus Supplement, CMS Energy Corporation paid a filing fee of $147,600 in connection with the registration of shares of Common Stock having a maximum aggregate offering price of $1,000,000,000 to be issued and sold as part of an "at-the-market" offering. Of those shares of Common Stock, shares of Common Stock having an aggregate offering price of $507,687,667.26 have been sold and shares of Common Stock with a maximum aggregate offering price of $492,312,332.74 remain unsold (the "Carry Forward Securities"). Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registration statement include the Carry Forward Securities, and the registration fees totaling $72,665.30 that were previously paid on December 7, 2023 with respect to the Carry Forward Securities will continue to be applied to the Carry Forward Securities. Pursuant to Rule 415(a)(6), the offering of the Carry Forward Securities under the 2023 Registration Statement will be deemed terminated as of the effective date of this registration statement.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A